Beech Hill Total Return Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
Shares		Fair Value
	COMMON STOCK - 75.7%
	AEROSPACE/DEFENSE - 3.3%
1,000	L3Harris Technologies, Inc.	$ 180,120
1,500	Raytheon Co.	196,725
		376,845
	AUTO MANUFACTURERS - 1.8%
10,000	General Motors Co.	207,800

	BANKS - 2.2%
6,000	Citigroup, Inc.	252,720

	BEVERAGES - 2.3%
6,000	Coca-Cola Co.	265,500

	BIOTECHNOLOGY - 0.8%
1,500	Exact Sciences Corp. *	87,000

	CHEMICALS - 2.3%
8,000	Nutrien Ltd.	271,520

	COMMERCIAL SERVICES - 2.0%
2,400	Paypal Holdings, Inc. *	229,776

	COMPUTERS - 3.2%
700	Apple, Inc.	178,003
4,500	NetApp, Inc.	187,605
		365,608
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
650	BlackRock, Inc.	285,981

	ELECTRIC - 5.7%
2,500	Dominion Energy, Inc.	180,475
7,000	Exelon Corp.	257,670
5,000	Public Service Enterprise Group, Inc.	224,550
		662,695
	FOOD - 2.5%
5,400	General Mills, Inc.	284,958

	HEALTHCARE-SERVICES - 1.1%
425	Humana, Inc.	133,459

	INTERNET - 11.5%
350	Alphabet, Inc. *	406,683
200	Amazon.com, Inc. *	389,944
1,500	Facebook, Inc. *	250,200
475	Netflix, Inc. *	178,362
3,700	Uber Technologies, Inc. *	103,304
		1,328,493
	MEDIA - 0.8%
6,500	ViacomCBS, Inc.	91,065

	OIL & GAS - 3.3%
3,000	Phillips 66	160,950
4,800	Valero Energy Corp.	217,728
		378,678
	OIL & GAS SERVICES - 0.9%
8,000	Schlumberger Ltd.	107,920

	PHARMACEUTICALS - 14.8%
5,000	AbbVie, Inc.	380,950
8,000	Bristol-Myers Squibb Co.	445,920
2,675	Johnson & Johnson	350,773
4,000	Merck & Co., Inc.	307,760
7,000	Pfizer, Inc.	228,480
		1,713,883
	SEMICONDUCTORS - 4.3%
4,500	Applied Materials, Inc.	206,190
1,250	Broadcom, Inc.	296,375
		502,565
Beech Hill Total Return Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020
Shares		Fair Value
	COMMON STOCK - 75.7% (Continued)
	SOFTWARE - 3.0%
1,500	Microsoft Corp.	$ 236,565
780	salesforce.com, Inc. *	112,304
		348,869
	TELECOMMUNICATIONS - 5.2%
7,500	Cisco Systems, Inc.	294,825
15,000	Corning, Inc.	308,100
		602,925
	TRANSPORTATION - 2.2%
2,725	United Parcel Service, Inc.	254,569

	TOTAL COMMON STOCK (Cost $9,226,454)	8,752,829

	PREFERRED STOCK - 5.0%
	CHEMICALS - 5.0%
7,000	International Flavors & Fragrances, Inc., 6.00%, 9/15/2021	267,190
6,500	NextEra Energy, Inc., 4.87%. 9/1/2022	307,710
	TOTAL PREFERRED STOCK (Cost $679,153)	574,900

	SHORT-TERM INVESTMENTS - 18.9%
	MONEY MARKET FUND - 18.9%
2,183,918	Dreyfus Treasury Prime Cash Management, Institutional Class 0.51%** (Cost $2,183,918)	2,183,918

	TOTAL INVESTMENTS - 99.6% (Cost $12,089,525)	$ 11,511,647
	OTHER ASSETS LESS LIABILITIES - 0.4%	52,620
	TOTAL NET ASSETS - 100.0%	$ 11,564,267

* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

Beech Hill Total Return Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies" including FASB Accounting Standards Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the "fair value" procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Beech Hill Total Return Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund's assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,752,829	$ -	$ -	$ 8,752,829
Preferred Stock	574,900	-	-	574,900
Short-Term Investments	2,183,918	-	-	2,183,918
Total	$ 11,511,647	$ -	$ -	$ 11,511,647

The Fund did not hold any Level 3 securities during the period.

The amounts of derivative instruments disclosed on the Portfolios of Investments at September 30, 2016 is a reflection of the volume of derivatives for the Fund.
The identified cost of investments in securities owned by the Fund for federal income for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2020, were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
	$ 12,127,266	$ 999,617	$ (1,615,236)	$ (615,619)